                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   March 3, 2006
                                                   -----------------------------

                    Banc of America Funding 2006-1 Trust
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                   (Exact Name of Issuing Entity as Specified in Charter)

                   Banc of America Funding Corporation
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                  (Exact Name of Depositor as Specified in Charter)

                  Bank of America, National Association
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                 (Exact Name of Sponsor as Specified in Charter)

              New York                      333-121559-17                       56-139-0085
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(State or Other Jurisdiction of          (Commission File Number             (I.R.S. Employer
Incorporation of Issuing Entity)          of Issuing Entity)                  Identification No. of
                                                                              Depositor)

214 North Tryon Street, Charlotte, North Carolina                               28255
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(Address of Principal Executive Offices)                                        (Zip Code)

Depositor's telephone number, including area code             (704) 386-2400
                                                  ------------------------------

                                             N/A
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                  (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

     This Amendment to the Current Report on Form 8-K dated February 14, 2006
(the "Form 8-K") is being filed solely to provide (i) the revised Pooling and
Servicing Agreement (as described below) previously filed as Exhibit 4.1 to the
Form 8-K, (ii) the Yield Maintenance Agreement (as described below) and (iii)
the revised Mortgage Loan Purchase Agreement (as described below) previously filed as Exhibit 10.2 to the Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01  (c).     Exhibits

         (c)   Exhibits (executed copies): The following execution copies of
               Exhibits to the Form S-3 Registration Statement of the Registrant
               are hereby filed:

                  4.1      Pooling and Servicing  Agreement,  dated January 31,
                           2006, by and among Banc of America Funding
                           Corporation, Wells Fargo Bank, N.A. and U.S. Bank
                           National Association (excluding exhibits).

                  10.1     Yield  Maintenance Agreement, dated January 31, 2006,
                           between Bank of America,  N.A. and Banc of America
                           Funding 2006-1 Trust, by Wells Fargo Bank, N.A. as
                           Securities Administrator.

                  10.2     Mortgage Loan Purchase Agreement, dated January 31,
                           2006, between Banc of America Funding Corporation and
                           Bank of America, National Association (excluding
                           exhibits).

                               Signature page to follow

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                                 -------------------------------

                                            Name: Scott Evans

                                            Title:   Senior Vice President

Date:  March 3, 2006

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX

  Exhibit No.     Exhibit Description                                         Paper (P) or
  ----------      -------------------                                         Electronic (E)
                                                                              --------------

  4.1             Pooling and Servicing Agreement, dated January 31, 2006,             E
                  by and among Banc of America Funding Corporation, Wells
                  Fargo Bank, N.A. and U.S. Bank National Association
                  (excluding exhibits).
  10.1            Yield Maintenance Agreement, dated January 31, 2006,                 E
                  between Bank of America, N.A. and Banc of America Funding
                  2006-1 Trust, by Wells Fargo Bank, N.A. as Securities
                  Administrator
  10.2            Mortgage Loan Purchase Agreement, dated January 31, 2006,            E
                  between Banc of America Funding Corporation and Bank of
                  America, National Association (excluding exhibits).